UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

AYALA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2023, the Board of Directors of Ayala Pharmaceuticals, Inc. (the “Company”) determined that a fiscal year ending on December 31 would better reflect the business cycle of the Company. As a result of that determination, the Board voted on that date to change its fiscal year end from October 31 to December 31. December 31 is also the fiscal year end of Old Ayala, Inc., the accounting acquirer in the Company’s recently completed reverse merger transaction.

Following this change, the date of the Company’s next fiscal year end will be December 31, 2023. Consequently, the Company will file a transition report on Form 10-Q for the period from November 1, 2022 to December 31, 2022.

Forward Looking Statements

Certain statements contained in this Form 8-K may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the transaction involving Old Ayala, Inc. (f/k/a Ayala Pharmaceuticals, Inc.) and Ayala Pharmaceuticals, Inc. (f/k/a Advaxis, Inc.) (“New Ayala”) and the ability to list the common stock of New Ayla on Nasdaq. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) uncertainties as to the ability of New Ayala to meet the requirements to list its common stock on Nasdaq; (ii) the ability of New Ayala to integrate Old Ayala’s business successfully and to achieve anticipated synergies; (iii) the possibility that other anticipated benefits of the transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of New Ayala’s operations, or the anticipated tax treatment of the combination; (iv) potential litigation relating to the transaction that could be instituted against New Ayala or their respective directors; (v) the ability of New Ayala to retain, attract and hire key personnel; (vi) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the completion of the transaction; (vii) legislative, regulatory and economic developments; and (viii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; Except as required by applicable law, New Ayala undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2023	AYALA PHARMACEUTICALS, INC.

	By:	/s/ Igor Gitelman
Interim Chief Financial Officer and VP of Finance